AMENDMENT TO PROMISSORY NOTES

WHEREAS, California Gold Corp., a Nevada corporation (the “Obligor”), issued those Promissory Notes (the “Notes”) listed on the attached Schedule A to ____________ (the “Payee”); and

WHEREAS, the Obligor and the Payee wish to amend the Notes to require their mandatory conversion, without interest, at a conversion price of $0.025 per share (the “Conversion Price”) upon the initial closing of the private placement offering (the “PPO”) in which the Obligor is currently engaged.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other valuable consideration the receipt of which is hereby acknowledged, the Obligor and the Payee hereby agree that the unpaid principal balance of the Notes shall be converted in full upon the initial closing of the PPO at the Conversion Price. Additionally, the Payee hereby agrees to waive and forfeit any and all interest accrued and accruable on the Notes. All other terms and conditions of the Notes remain unchanged.

IN WITNESS WHEREOF, this Amendment has been duly executed by the Obligor and acknowledged by the Payee as of the __ day of October 2010.

CALIFORNIA GOLD CORP.

By:
Name:	James Davidson
Title:	President, Treasurer, Chief Financial Officer and Director

Payee:

Schedule

Note: For the Exhibit listed in the first column below, only the Form of Amendment to Promissory Note Agreement has been filed as an exhibit to the Registrant's Form S-1 registration statement. This Schedule provides detail as to the actual Amendments signed by the persons indicated below and lists the material details in which each such Agreement differs from the form of document filed.

			Notes Governed by the Amendment
Exhibit No.	Name of Holder Who Executed Amendment	Date of Amendment Execution	Issue Date	Maturity Date	Amount of Note

10.11	Michael Baybak	10/13/2010	9/9/2009	9/9/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/5/2010	3/5/2011	$3,000

	James Davdison	10/13/2010	9/9/2009	9/9/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/5/2010	3/5/2011	$3,000

	Barry Honig	10/13/2010	10/9/2009	10/9/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/22/2010	3/22/2011	$3,000

	Gottbetter Capital Group, Inc.	10/13/2010	10/12/2009	10/12/2010	$2,500
		10/13/2010	12/10/2009	12/10/2010	$2,500
		10/13/2010	3/23/2010	3/23/2011	$2,500